Concept Series
Gartmore Micro Cap Equity Fund
Gartmore Convertible Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund
Gartmore Small Cap Growth Fund

Gartmore
Funds

Prospectus
September 30, 2004

www.gartmorefunds.com

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these
Funds' shares or determined whether this prospectus
is complete or accurate. To state otherwise is a crime.

Table of Contents

Fund Summaries	2
Gartmore Micro Cap Equity Fund
Gartmore Convertible Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund
Gartmore Small Cap Growth Fund

More About the Funds	22
Principal Investments and Techniques
Principal Risks
Temporary Investments

Management	25
Investment Adviser
Subadviser for the Gartmore Value Opportunities Fund

Buying, Selling and Exchanging Fund Shares	27
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

Distributions and Taxes	38
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

Financial Highlights	40

Additional Information	Back Cover

1

Fund Summaries

This prospectus provides information about five funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Funds offered in this prospectus use investment strategies that may present substantially higher risks and greater volatility than most mutual funds. The Funds are not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

A Quick Note about Share Classes

The Funds have the following share classes:
Gartmore Micro Cap Equity Fund

•    Class A
•    Class B
•    Class C
•    Class R
•    Institutional Service Class
•    Institutional Class

Gartmore Convertible Fund

•    Class A
•    Class B
•    Class C
•    Class R
•    Institutional Service Class
•    Institutional Class

Gartmore Value Opportunities Fund

•    Class A
•    Class B
•    Class C
•    Class R
•    Institutional Service Class
•    Institutional Class

Gartmore High Yield Bond Fund

•    Class A
•    Class B
•    Class C
•    Class R
•    Institutional Service Class
•    Institutional Class

Gartmore Small Cap Growth Fund

•    Class A
•    Class B
•    Class C
•    Class R
•    Institutional Service Class
•    Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that’s right for you.
The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 27.

2

Fund Summaries -- Gartmore Micro Cap Equity Fund

Objective and Principal Strategies

The Fund seeks long term capital appreciation.

Market Capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the common stock of the company multiplied by the current share price.

To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index (micro-capitalization companies). As of January 30, 2004, the last date of rebalancing, such capitalizations were approximately $675 million or less, considerably less than the market capitalization of typical S&P 500 companies. This range may fluctuate depending on changes in the value of the stock market as a whole. The Fund is not obligated to sell a security that has appreciated beyond the micro-capitalization range, but it will typically do so.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

In analyzing specific companies for possible investment, the Fund’s portfolio manager ordinarily looks for several of the following characteristics:

•    Development of new products, technologies or markets;
•    High quality balance sheet;
•    Above average earnings growth;
•    Attractive valuation; and
•    Strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund’s investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund typically invests in securities issued by approximately 50-100 companies with 1-2% of the Fund’s net assets in each security.

The Fund’s portfolio manager considers whether to sell a particular security based on the following criteria:

•    Change in company fundamentals from the time of original investment;
•    When valuation measures deteriorate to where other attractive stocks are available more cheaply;
•    Financial stability weakens;
•    Management’s actions not in the shareholders’ best interests; and
•    When market capitalization reaches twice portfolio buying range (i.e. the maximum is currently approximately $1.2 billion).

The Fund may also invest up to, but not more than, 20% of its net assets in equity securities of larger capitalization companies.

The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

The Fund’s investment adviser may consider whether or not to close the Fund to new investors and to existing shareholders (other than through reinvestments of dividends and distributions) when the total value of the securities in micro-capitalization companies managed by the investment adviser in the Fund and in any other fund or account approaches $300 million. You will receive advance notice of any decision to close the Fund to new investors and/or to existing shareholders. The Fund also reserves the right to reopen to investors at any time should it decide to so close.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Micro-capitalization risk. The Fund focuses on a narrower portion of the overall stock market by investing primarily in micro-

3

Fund Summaries -- Gartmore Micro Cap Equity Fund

capitalization companies and therefore is subject to the risks associated with very small companies. The Fund’s investments in micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies. These companies also have a greater risk that they will not succeed and may ultimately fail.

IPO risk. The Fund may also purchase securities of companies in IPOs. An IPO is a company’s first offering of stock to the public. The prices of securities purchased in IPOs can be very volatile and carry high transaction costs. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. The Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base. However, if the Fund’s asset base increases, IPOs may have a diminished effect on the Fund’s performance.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on micro-capitalization, growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund’s investments and risks, see "More About the Funds" beginning on page 22.

Performance

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund’s annual total return on a before-tax basis and without sales charges. The table shows the Fund’s average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.
After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

Annual Return - Class A Shares* (year ended December 31)

Best Quarter:	32.64%	2nd qtr. of 2003
Worst Quarter:	0.22%	1st qtr. of 2003

____________________
*	This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

4

Fund Summaries -- Gartmore Micro Cap Equity Fund

Average annual returns[1]		Since
as of December 31, 2003	1 year	Inception[2]
Class A shares - Before Taxes	82.04%	39.38%
Class A shares - After Taxes on Distributions	82.04%	39.38%
Class A shares - After Taxes on Distributions and Sale of Shares	53.32%	33.86%
Class B shares - Before Taxes	86.59%	41.59%
Class C shares - Before Taxes[3]	88.82%	42.90%
Class R shares - Before Taxes[4]	91.48%	43.74%
Institutional Service Class shares - Before Taxes	93.61%	45.22%
Institutional Class shares - Before Taxes	93.61%	45.22%
Wilshire Micro Cap Equity Index[5]	91.15%	32.26%

___________
[1]	These returns reflect performance after sales charges, if any, and expenses are deducted.

[2]	The Fund commenced operations on June 27, 2002.

[3]	Effective as of April 1, 2004, front-end sales charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.

[4]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares.

[5]	The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom "half" of the Wilshire 5000 Index. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

Institutional
Shareholder Fees[1]	Class	Class	Class	Class	Service	Institutional
(paid directly from	A	B	C	R	Class	Class
your investment)	shares	shares	shares	shares	shares	shares

Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)	5.75%[2]	None	None	None	None	None

Maximum Deferred
Sales Charge (Load)
imposed on
redemptions
(as a percentage
of original purchase
price or sale
proceeds, as
applicable)	None[3]	5.00%[4]	1.00%[5]	None	None	None

For	90	90	90	90	90	90
redemptions/	days	days	days	days	days	days
exchanges	after	after	after	after	after	after
within acquisition	acquisition	acquisition	acquisition	acquisition	acquisition	acquisition
Redemption/
Exchange Fee (as
percentage of
amount redeemed
or exchanged)[6]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

				Institutional
Annual Fund Operating	Class	Class	Class	Class	Service	Institutional
Expenses (deducted	A	B	C	R	Class	Class
from Fund assets)	shares	shares	shares	shares	shares	shares

Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	0.40%[7]	None	None

Other Expenses	1.25%	1.24%	1.24%	1.44%	1.24%	1.24%

Total Annual Fund
Operating Expenses	2.75%	3.49%	3.49%	3.09%	2.49%	2.49%
Amount of Fee
Waiver/Expense
Reimbursement	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%

Total Annual
Fund Operating
Expenses (After
Waivers/
Reimbursements)[8]	1.81%	2.55%	2.55%	2.15%	1.55%	1.55%

5

Fund Summaries -- Gartmore Micro Cap Equity Fund
_____________
[1]	If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

[2]	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares--Buying Shares--Front-end sales charges--Class A shares" on page 30.

[3]	A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder’s fee was paid. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 33, and "Buying, Selling and Exchanging Fund Shares--Buying Shares--Class A Purchases not Subject to a Sales Charge" beginning on page 30.

[4]	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC), on Class A, Class B and Class C shares" on page 33.

[5]	A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[6]	A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares--Excessive Trading" on page 36.

[7]	"Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares’ average daily net assets.

[8]	GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.55% for each Class at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements" could increase to 2.05% for Class A, 2.30% for Class R and 1.80% for Institutional Service Class shares of the Fund before GMF would be required to further limit the Fund’s expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust’s ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares*	$748	$1,295	$1,867	$3,413
Class B Shares	$758	$1,284	$1,932	$3,459
Class C Shares	$358	$984	$1,732	$3,703
Class R Shares	$218	$866	$1,539	$3,336
Institutional Service Class Shares	$158	$686	$1,241	$2,755
Institutional Class Shares	$158	$686	$1,241	$2,755

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 year	3 years	5 years	10 years
Class B Shares	$258	$984	$1,732	$3,459
Class C Shares	$258	$984	$1,732	$3,703
_____________
*	Assumes a CDSC will not apply.
**	Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

6

Fund Summaries -- Gartmore Convertible Fund

Objective and Principal Strategies

The Fund seeks to preserve capital and provide current yield and capital appreciation through investments in convertible securities.

Convertible securities are corporate securities (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually a common stock) at a set price or formula.

Under normal conditions, the Fund invests at least 80% of its net assets in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The Fund typically invests in convertible securities issued by U.S. companies and has an emphasis on investing in convertible securities that are investment grade. However, the Fund will invest in convertible securities of any credit quality, including those that are below investment grade, and may include securities which currently are not paying interest and that are in default. In addition, a significant portion of the Fund’s convertible securities investments are comprised of securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. These securities are known as Rule 144A securities.

Bonds with ratings below the top four rating categories by a nationally recognized rating agency such as Moody’s Investors Service, Inc. or Standard & Poor’s Rating Group are considered below investment grade and are commonly referred to as junk bonds. These bonds generally offer higher interest rates because the issuer is at greater risk of default (failure to repay the interest on or principal amount of the bond).

Duration is a measure of the expected life of the Fund’s portfolio on a present value basis reflecting both principal and interest payments.

The Fund seeks to profit from this strategy both by receiving interest income on a convertible security and from any increase in a convertible security’s value. A convertible security’s value tends to increase or decrease when the market value of the underlying security (generally common stock) increases or decreases.

The Fund’s investment philosophy emphasizes current yield and solid credit quality. The portfolio managers seek to buy convertible securities trading at or below par with moderate duration (typically three to seven years). Secondarily, if the security meets their credit standards, the portfolio managers evaluate the equity portion of the convertible security which is based on the underlying common stock, as described below. The portfolio managers typically apply a three-step approach when buying and selling convertible securities for the Fund, which includes:
1.	evaluating the default risk of the convertible security by analyzing traditional aspects of the underlying company: including its balance sheet, cash flow, interest coverage (ratio of interest expense vs. earnings) and capital structure;
2.	analyzing the convertible security's underlying common stock by reviewing the company’s valuation, management, earnings, industry position and common stock’s capital appreciation potential; and
3.	evaluating the convertible security's value, liquidity and impact on the overall composition and diversification of the Fund. The portfolio managers consider selling a particular convertible security based on the following criteria:

•    The convertible security sells at 120% or more of its par value;
•    Credit measures for the security deteriorate to where more attractive convertible securities are available;
•    There are concerns about the issuer’s management; or
•    Fundamentals within the sector in which the issuer operates weaken.

The portfolio managers may participate in frequent portfolio transactions, which will lead to higher transaction costs and additional tax consequences to the Fund’s shareholders, if the portfolio managers believe that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

Principle Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. The value of your shares will also be impacted by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value tends to increase as prevailing interest rate levels decline. However, the convertible security's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

7

Fund Summaries -- Gartmore Convertible Fund

Interest rate and inflation risk. Interest rate risk, which is one component of convertible securities risk, is the risk that increases in market interest rates may decrease the value of convertible securities held by the Fund. In general, the prices of convertible securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a convertible security, the more sensitive it is to price shifts as a result of interest rate changes.

The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on convertible securities. Because inflation reduces the purchasing power of income produced by existing convertible debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Credit risk. Credit risk is the risk that the issuer of a convertible security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for lower-rated convertible securities.

Stock market risk. Convertible securities are subject to stock market risk with respect to the value of the portion of the convertible securities which is based on the underlying common stock. The Fund does not, however, plan to hold the common stock directly. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Rule 144A Securities risk. Rule 144A is a safe harbor from registration under the Securities Act of 1933 for certain securities re-sold solely to qualified institutional buyers. Such Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because they may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Lower-rated securities risk. An investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments.
•	Greater risk of loss due to default or declining credit quality.
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
•	Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

Event risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Portfolio turnover risk. The Fund’s portfolio managers may engage in active and frequent trading of all or part of the securities held by the Fund if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund’s share price.

For more detailed information about the Fund’s investments and risks, see "More About the Funds" on page 22.

Performance

No performance information is provided because the Fund began operations on or about December 29, 2003 and does not yet have one full year of performance history as of the date of this prospectus.

8

Fund Summaries -- Gartmore Convertible Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

Shareholder Fees[1] (paid directly	Class A	Class B	Class C	Class R	Institutional Service	Institutional
from your investment)	shares	shares	shares	shares	Class shares	Class shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%[2]	None	None	None	None	None

Maximum Deferred Sales Charge (Load) imposed on redemptions (as a percentage of original purchase price or sale proceeds, as applicable)	None[3]	5.00%[4]	1.00%[5]	None	None	None

	5 days after	5 days after	5 days after	5 days after	5 days after	5 days after
For redemptions/exchanges within	acquisition	acquisition	acquisition	acquisition	acquisition	acquisition

Redemption/Exchange Fee (as percentage of amount redeemed or exchanged)[6]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses	Class A	Class B	Class C	Class R	Institutional Service	Institutional
(deducted from Fund assets)	shares	shares	shares	shares	Class shares	Class shares

Management Fees[7]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.40%[8]	None	None

Other Expenses[9]	2.66%	2.51%	2.51%	2.71%	2.66%	2.51%

Total Annual Fund Operating Expenses	3.56%	4.16%	4.16%	3.76%	3.31%	3.16%

Amount of Fee Waivers/Expense Reimbursements	2.21%	2.21%	2.21%	2.21%	2.21%	2.21%

Total Annual Fund Operating Expenses
(After Waivers/Reimbursements)[10]	1.35%	1.95%	1.95%	1.55%	1.10%	0.95%
_____________
[1]	If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

[2]	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares--Buying Shares--Front-end Sales Charges" on page 30.

[3]	A contingent deferred sales charge (CDSC) of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder’s fee was paid. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[4]	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[5]	A CDSC of 1% is generally charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page 33.

6	For shares purchased on or after October 1, 2004, a redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 5 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares--Excessive Trading" on page 36.

[7]	The Fund will commence operations on or about December 30, 2003. As a result, the management fee represents the maximum fee which could be paid to GMF under its investment advisory agreement for the Fund.

[8]	"Distribution and/or Service (12b-1) Fees" are based on estimates for the new Class R shares during the current fiscal year. These fees could increase to 0.50% of the Fund’s average daily net assets.

[9]	As a new Fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

[10]	GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain expenses including, but not limited to, any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) to 0.95% for each of the Fund’s classes of shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

9

Fund Summaries -- Gartmore Convertible Fund

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations through February 28, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A shares	$705[1]	$1,410
Class B shares	$698	$1,363
Class C shares	$396	$1,152
Class C shares purchased On or After April 1, 2004	$396	$1,152
Class R shares	$158	$945
Institutional Service Class shares	$112	$812
Institutional Class shares	$97	$767

You would pay the following expenses on the same investment if you did not sell your shares2:

	1 year	3 years
Class B shares	$198	$1,063
Class C shares	$296	$1,152
Class C shares purchased On or After April 1, 2004	$296	$1,152
_____________
[1]	Assumes a CDSC will not apply.

[2]	Expenses paid on the same investment in Class A, Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

10

Fund Summaries -- Gartmore Value Opportunities Fund

Objective and Principal Strategies

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it’s simply the number of outstanding shares of common stock of the company multiplied by the current share price.

The Fund’s investment adviser, GMF, has selected NorthPointe Capital LLC ("NorthPointe") as the subadviser to manage the Fund’s portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, primarily in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000® Index, known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of January 31, 2004, the market capitalizations of companies in the Russell 2000 Index ranged from $22 million to $2.7 billion. Due to market fluctuations and the index’s annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund’s subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies (companies involved in acquisitions, consolidations, mergers or other unusual developments) and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company’s outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The subadviser considers selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the portfolio.

In making decisions on whether to buy or sell a security, the subadvis-er is not limited by the turnover rate of the Fund. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences.

The Fund may also engage in securities lending in order to generate additional income.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares will also be impacted in part by the subadviser’s ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuations) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Small cap risk. The Fund’s investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Special situation companies risk. Special situation companies are companies which may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the

11

Fund Summaries -- Gartmore Value Opportunities Fund

development do not materialize, the value of the special situation company may decline.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

Portfolio turnover risk. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.
For more detailed information about the Fund’s investments and risks, see "More About the Funds" beginning on page 22.

Performance

The following bar chart and table present two aspects of the Fund: volatility and performance. The bar chart shows the volatility--or variability - of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund’s average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

Annual Returns--Class A Shares* (years ended December 31)

Best Quarter:	18.51%	2nd qtr. of 2003
Worst Quarter:	-16.45%	3rd qtr. of 2002
____________
*	These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

	One	Since
Average annual returns[1] - as of 12/31/03	year	Inception[2]
Class A shares - Before Taxes	28.84%	10.74%
Class A shares - After Taxes on Distributions	28.82%	10.46%
Class A shares - After Taxes on Distributions and Sales of Shares	18.76%	9.15%
Class B shares - Before Taxes	30.70%	11.33%
Class C shares - Before Taxes[3,4]	33.40%	11.40%
Class R shares - Before Taxes[3]	35.70%	11.69%
Institutional Service Class shares - Before Taxes	36.85%	12.66%
Institutional Class shares - Before Taxes[5]	36.85%	12.66%
Russell 2000 Index[6]	47.25%	3.86%
____________
[1]	These returns reflect performance after sales charges, if any, and expenses are deducted.

[2]	The Fund began operations on December 29, 1999.

[3]	These returns until the creation of Class C shares (3/1/01) and Class R shares (12/31/03) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because Class C and Class R shares invest in the same portfolio of securities as Class B shares. The performance has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[4]	Effective as of April 1, 2004, front-end sales charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.

12

Fund Summaries -- Gartmore Value Opportunities Fund

[5]	These returns through December 31, 2003 were achieved prior to the creation of Institutional Class shares and include the performance of the Fund’s Institutional Service Class shares. Excluding the effect of fee waivers and reimbursements, such prior performance is substantially similar to what the Fund’s Institutional Class shares would have produced because the Fund’s Institutional Class shares invest in the same portfolio of securities as Institutional Service Class shares. The performance for Institutional Class shares does not reflect the lower fees applicable to such class.

[6]	The Russell 2000 Index is an unmanaged index of securities of small capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

					Institutional	Institutional
Shareholder Fees[1]	Class	Class	Class	Class	Service
Institutional (paid directly from	A	B	C	R	Class	Class
your investment)	shares	shares	shares	shares	shares	shares

Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)	5.75%[2]	None	None	None	None	None

Maximum Deferred
Sales Charge (Load)
imposed on
redemptions
(as a percentage
of original purchase
price or sale
proceeds, as
applicable)	None[3]	5.00%[4]	1.00%[5]	None	None	None
For	90	90	90	90	90	90
redemptions/	days	days	days	days	days	days
exchanges	after	after	after	after	after	after
within acquisition	acquisition	acquisition	acquisition	acquisition	acquisition	acquisition
Redemption/
Exchange Fee (as
a percentage of
amount redeemed
or exchanged)[6]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

					Institutional
Annual Fund Operating	Class	Class	Class	Class	Service	Institutional
Expenses (deducted	A	B	C	R	Class	Class
from Fund assets)	shares	shares	shares	shares	shares	shares

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	0.40%[7]	None	None

Other Expenses	0.47%	0.42%	0.42%	0.62%	0.62%	0.42%

Total Annual Fund
Operating
Expenses[8]	1.42%	2.12%	2.12%	1.72%	1.32%	1.12%

Amount of Fee
Waiver/Expense
Reimbursement	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%

Total Annual
Fund Operating
Expenses (After
Waivers/
Reimbursements)[8]	1.30%	2.00%	2.00%	1.60%	1.20%	1.00%

13

Fund Summaries -- Gartmore Value Opportunities Fund
_____________
[1]	If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

[2]	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares--Buying Shares--Front-end Sales charges--Class A and Class D shares" beginning on page 30.

[3]	A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder’s fee was paid. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 33, and "Buying, Selling and Exchanging Fund Shares--Buying Shares--Class A Purchases not Subject to a Sales Charge" beginning on page 30.

[4]	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 33.

[5]	CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[6]	A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares--Excessive Trading" on page 36.

[7]	"Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares’ average daily net assets.

[8]	GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) to 1.00% for each Class of the Fund at least through February 28, 2005 (June 30, 2005 for Institutional Class shares). If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.50% for Class A, 1.75% for Class R, 1.25% for Institutional Service Class, and 1.00% for Institutional Class shares of the Fund before GMF would be required to further limit the Fund’s expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust’s ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time this Fund commenced operations.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares*	$700	$987	$1,296	$2,169
Class B shares	$703	$952	$1,328	$2,180
Class C shares	$303	$652	$1,128	$2,442
Class R shares	$163	$530	$922	$2,020
Institutional Service Class shares	$122	$406	$712	$1,580
Institutional Class shares**	$102	$344	$605	$1,352

You would pay the following expenses on the same investment if you did not sell your shares***:

	1 year	3 years	5 years	10 years
Class B shares	$203	$652	$1,128	$2,180
Class C shares	$203	$652	$1,128	$2,442
_____________
*	Assumes a CDSC will not apply.
**	Expenses paid on the same investment in Institutional Class shares do not change whether or not you sell your shares.
***	Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

14

Fund Summaries -- Gartmore High Yield Bond Fund

Objectives and Principal Strategies

The Fund seeks high current income with capital appreciation as a secondary objective.

Bonds with ratings below Baa (Moody’s) or BBB (Standard & Poor’s) are considered below investment grade and are commonly referred to as junk bonds. These bonds generally offer higher interest rates because the issuer is at greater risk of default (failure to repay the bond).

"BOTTOM UP" APPROACH.
•  Credit Research. The portfolio manager uses independent credit research to evaluate debt service, growth rate, and both downside and upgrade potential for each individual security.
•  Security Selection. Based on the results of the credit research, the portfolio manager selects those issues of companies that are believed to provide high yields with low relative credit risk and that will enhance the diversification of the portfolio.
• Sector Allocation. A byproduct of the security selection process is the Fund’s allocation among the various industry sectors tracked by the Fund’s benchmark index. Whether a given sector allocation of the Fund’s portfolio winds up being overweighted (above the index allocation), neutral (equal to the index allocation) or underweighted (below the index allocation) will depend on the portfolio manager’s perception of the prospects for the sector in the context of the current economic environment.

To achieve its objective, the Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. (A company is considered to be domestic if it is organized under the laws of the U.S. and has a principal place of business in the U.S., or derives 50% or more of its cash flow from business in the U.S.) Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.

The Fund’s portfolio manager generally uses a "bottom up" approach when selecting securities. The "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

By using these combined approaches, the Fund assesses new issues versus secondary market opportunities. The Fund intends to maintain a duration between three and six years.

Duration is a measure of the expected life of the Fund’s portfolio on a present value basis reflecting both principal and interest payments.

In order to maintain liquidity, or in the event that the portfolio manager determines there are no securities currently available in the market that meet the Fund’s investment objectives, the Fund may invest up to 35% of its total assets in cash or money market instruments.
In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. The value of your shares will also be impacted by the portfolio manager’s ability to assess economic conditions and investment opportunities.

Interest rate and inflation risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer’s financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower-rated securities.

15

Fund Summaries -- Gartmore High Yield Bond Fund

Lower-rated securities risk. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments.
•	Greater risk of loss due to default or declining credit quality.
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
•	Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

Maturity Risk. The price of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Call Risk. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security’s price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Event risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s debt securities may decline significantly.

Portfolio turnover risk. The portfolio managers engage in active and frequent trading of securities. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause shareholders to have additional tax consequences as a result of owning the Fund.
For additional information, see "More About the Funds" beginning on page 22.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability -of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund’s average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

Annual Returns--Institutional Service Class shares* (years ended December 31)

Best Quarter:	8.71%	4th qtr. of 2001
Worst Quarter:	-8.08%	4th qtr. of 2000
_____________
*	These annual returns also do not reflect the effect of taxes. Please call 1-800-848-0920 to obtain the Fund’s current 30-day yield.

16

Fund Summaries -- Gartmore High Yield Bond Fund

		Since
Average annual returns[1] - as of 12/31/03	1 year	Inception[2]
Class A shares - Before Taxes	17.18%	-0.04%
Class A shares - After Taxes on Distributions	13.82%	-3.76%
Class A shares - After Taxes on Distributions
and Sale of Shares	10.98%	-2.38%
Class B shares - Before Taxes	17.19%	0.11%
Class C shares - Before Taxes[3,4]	20.02%	-0.10%
Class R shares - Before Taxes[3]	22.19%	0.46%
Institutional Service Class shares - Before Taxes	23.17%	1.59%
Institutional Class shares - Before Taxes[5]	23.17%	1.59%
Citigroup U.S.High-Yield Market Index[6]	30.63%	6.35%
_____________
[1]	These returns reflect performance after sales charges, if any, and expenses are deducted.

[2]	The Fund commenced operations on December 29, 1999.

[3]	These returns until the creation of Class C shares (3/1/01) and for the whole period for Class R shares (which had not commenced operations before 12/31/03) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because Class C and Class R shares invest in the same portfolio of securities as Class B shares. The performance has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[4]	Effective as of April 1, 2004, front-end sales charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.

[5]	These returns through December 31, 2003 were achieved prior to the creation of Institutional Class shares and include the performance of the Fund’s Institutional Service Class shares. Excluding the effect of fee waivers and reimbursements, such prior performance is substantially similar to what the Fund’s Institutional Class shares would have produced because the Fund’s Institutional Class shares invest in the same portfolio of securities as Institutional Service Class shares. The performance for Institutional Class shares does not reflect the lower fees applicable to such class.

[6]	The Citigroup U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. Unlike mutual fund returns, the Citigroup U.S. High-Yield Market Index does not include expenses. If expenses were deducted, the actual returns of the index would be lower.

Fees and Expenses

This table describes fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

Institutional
Shareholder Fees[1]	Class	Class	Class	Class	Service	Institutional
(paid directly from	A	B	C	R	Class	Class
your investment)	shares	shares	shares	shares	shares	shares

Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)	4.75%[2]	None	None	None	None	None

Maximum Deferred
Sales Charge (Load)
imposed on
redemptions
(as a percentage
of original purchase
price or sale
proceeds,
as applicable)	None[3]	5.00%[4]	1.00%[5]	None	None	None

For	5	5	5	5	5	5
redemptions/	days	days	days	days	days	days
exchanges	after	after	after	after	after	after
within	acquisition	acquisition	acquisition	acquisition	acquisition	acquisition
Redemption/
Exchange Fee (as
percentage of
amount redeemed
or exchanged)[6]	2.00%	2.00%	200%	2.00%	2.00%	200%

					Institutional
Annual Fund Operating	Class	Class	Class	Class	Service	Institutional
Expenses (deducted	A	B	C	R	Class	Class
from Fund assets)	shares	shares	shares	shares	shares	shares

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	0.40%[6]	None	None

Other Expenses[7]	0.28%	0.22%	0.22%	0.42%	0.22%	0.22%

Total Annual Fund
Operating Expenses	1.08%	1.77%	1.77%	1.37%	0.77%	0.77%

Amount of Fee
Waiver/Expense
Reimbursement	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%

Total Annual
Fund Operating
Expenses (After
Waivers/
Reimbursements)[8]	1.01%	1.70%	1.70%	1.30%	0.70%	0.70%

17

Fund Summaries -- Gartmore High Yield Bond Fund
_____________
[1]	If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

[2]	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares--Buying Shares--Front-end Sales Charges" beginning on page 30.

[3]	A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder’s fee was paid. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33, and "Buying, Selling and Exchanging Fund Shares--Buying Shares--Class A Purchases not Subject to a Sales Charge" beginning on page 30.

[4]	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[5]	A CDSC of 1% is charged when you sell Class C shares within the first year of purchase. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[6]	A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares--Excessive Trading" on page 36.

[7]	"Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares’ average daily net assets.

[8]	GMF and the Trust have entered into a written contract limiting operating expenses (excluding Fund certain expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) to 0.70% for each Class of the Fund at least through February 28, 2005 (June 30, 2005 for Institutional Class shares). If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.20% for Class A, 1.45% for Class R, 0.95% for Institutional Service Class and 0.70% for Institutional Class shares of the Fund before GMF would be required to further limit the Fund’s expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust’s ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time this Fund commenced operations.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares*	$574	$799	$1,041	$1,735
Class B shares	$674	$853	$1,158	$1,819
Class C shares	$274	$553	$958	$2,089
Class R shares	$133	$430	$749	$1,651
Institutional Service Class shares	$73	$242	$426	$960
Institutional Class shares**	$73	$239	$421	$948

You would pay the following expenses on the same investment if you did not sell your shares***:

	1 year	3 years	5 years	10 years
Class B shares	$174	$553	$958	$1,819
Class C shares	$174	$553	$958	$2,089
_____________
*	Assumes a CDSC will not apply.

**	Expenses paid on the same investment in Institutional Class shares do not change whether or not you sell your shares.

***	Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

18

Fund Summaries -- Gartmore Small Cap Growth Fund

Objective and Principal Strategies

Small-cap companies are companies with market capitalizations in the range of companies represented by the Russell 2000® Index and are also known as "small-cap companies". The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of January 31, 2004, the market capitalization of companies in the Russell 2000 Index ranged from approximately $22 million to $2.7 billion. Due to market fluctuations and the index's annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time.

Market Capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

The Fund seeks long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies (small-cap companies). Equity securities that will be purchased by the Fund will primarily be common stocks. The Fund may also engage in securities lending in order to generate addition al income for the Fund.
The Fund primarily purchases equity securities of U.S. small-cap companies. In analyzing specific companies for possible investment, the Fund’s portfolio manager ordinarily looks for the following characteristics:

•    Above average earnings growth
•    Strong financial characteristics
•    High return on earnings
•   Successful business models

Some of these securities will be those which the portfolio managers believe have the potential to achieve substantial earnings growth and/or may be in the early stages of their development. In selecting investments for the Fund, the portfolio managers may also purchase securities of companies that are experiencing unusual, non-repetitive "special" situations (such as mergers or acquisitions) or that the portfolio managers believe have valuable fixed assets whose value is not fully reflected in a security’s price.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. The portfolio managers may engage in frequent portfolio transactions, which could lead to higher transaction costs and additional tax consequences to the Fund’s shareholders.

The portfolio manager employs a strict sell discipline and will generally sell a security if:

•	The market capitalization becomes too high
•	Its earnings rate declines
•	A stronger opportunity is available
•	The price of the security is flat for a significant period of time The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Principle Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. The value of your shares will also be impacted by the portfolio managers’ ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Small-cap risk. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund's investments in smaller companies and may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

19

Fund Summaries -- Gartmore Small Cap Growth Fund

Special situation companies risk. Special situation companies are companies which may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

IPO risk. The Fund may also purchase securities of companies in IPOs. An IPO is a company’s first offering of stock to the public. The prices of securities purchased in IPOs can be very volatile and carry high transaction costs. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and what the asset base of the Fund is. The Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base.

However, it the Fund’s asset base increases, IPOs may have a diminished effect on the Fund’s performance.

Portfolio turnover risk. The portfolio managers may engage in active and frequent trading of all or part of the securities. A higher portfolio turnover rate could result in higher transaction costs for the Fund and may increase the volatility of the Fund’s share price. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

Securities lending risk. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.
For more detailed information about the Fund’s investments and risks, see "More About the Funds" on page 22.

Performance

No performance information is provided because the Fund began operations on or about March 30, 2004 and does not yet have one full year of performance history.
Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

Shareholder Fees[1]					Institutional
(paid directly	Class	Class	Class	Class	Service	Institutional
from your	A	B	C	R	Class	Class
investment)	shares	shares	shares	shares	shares	shares

Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)	5.75%[2]	None	None	None	None	None

Maximum Deferred
Sales Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable)	None[3]	5.00%[4]	1.00%[5]	None	None	None

For	90	90	90	90	90	90
redemptions/	days	days	days	days	days	days
exchanges	after	after	after	after	after	after
within acquisition	acquisition	acquisition	acquisition	acquisition	acquisition	acquisition
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)[6]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund					Institutional
Operating Expenses	Class	Class	Class	Class	Service	Institutional
(deducted from	A	B	C	R	Class	Class
Fund assets)	shares	shares	shares	shares	shares	shares

Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%

Distribution
and/or
Service (12b-1)
Fees	0.25%	1.00%	1.00%	0.40%[7]	None	None

Other Expenses[8]	0.66%	0.60%	0.60%	0.80%	0.75%	0.60%

Total Annual
Fund Operating
Expenses	1.86%	2.55%	2.55%	2.15%	1.70%	1.55%

Amount of Fee
Waivers/Expense
Reimbursements	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%

Total Annual
Fund Operating
Expenses
(After Waivers/
Reimbursements)[8]	1.66%	2.35%	2.35%	1.95%	1.50%	1.35%

20

Fund Summaries -- Gartmore Small Cap Growth Fund
_____________
[1]	If you buy and sell shares through a broker or other financial intermedi-ary, they may also charge you a separate transaction fee.

[2]	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares--Buying Shares--Front-end Sales Charges" on page 30.

[3]	A contingent deferred sales charge (CDSC) of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder’s fee was paid. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[4]	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 33.

[5]	A CDSC of 1% may be charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares--Selling Shares--Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 33.

[6]	A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not apply in certain other circumstances. See "Buying, Selling and Exchanging Fund Shares--Excessive Trading" on page 36.

[7]	"Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares’ average daily net assets.

[8]	As a new Fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

[9]	GMF and the Trust, on behalf of the Fund, have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) to 1.35% for each of the Fund’s classes of shares at least through April 1, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total/Fund Operating Expenses (After Waivers/Reimbursements) could increase to 1.85% for Class A, 2.10% for Class R and 1.60% for Institutional Services Class shares before GMF would be required to further limit the Fund’s expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and an expense limitation for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A shares*	$734	$1,108
Class B shares	$738	$1,075
Class C shares	$338	$775
Class R shares	$198	$654
Institutional Service Class shares	$153	$516
Institutional Class shares	$137	$470

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 year	3 years
Class B shares	$238	$775
Class C shares	$336	$775
_____________
*	Assumes a CDSC will not apply.

**	Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

21

More About the Funds

Principal Investments and Techniques

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about each of the Funds, including the Funds’ other investment techniques. To obtain a copy of the SAI, see the back cover.

Convertible Securities (All Funds except Value Opportunities and Small Cap Growth). Convertible securities--also known as convertibles--including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because most convertibles can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible’s market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.
Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

Initial Public Offerings (IPOs) (Micro Cap Equity). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices for IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of the purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

Warrants (Value Opportunities). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (Value Opportunities). Real estate investment trusts (REITS) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

Preferred Stock (Convertible). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.

However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

Medium-grade obligations (High Yield Bond, Convertible).

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

22

More About the Funds

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Zero-coupon securities (High Yield Bond). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

Floating- and variable-rate securities (High Yield Bond).

Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing a Fund’s income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

When-Issued Securities (High Yield Bond). When the Fund purchases securities on a "when-issued" basis, it enters into a commitment to buy the security before the security has been issued. The Fund’s payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery.

Maturity (High Yield Bond). Every debt security has a stated maturity date--when the issuer must repay the bond’s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond’s "effective maturity" is usually its nearest call date.

A bond mutual fund has no stated maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

Duration (High Yield Bond, Convertible). Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years--the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security’s life.

Rule 144A Securities (Convertible). Rule 144A securities are restricted securities that are not registered for offering to the public. Institutional markets for Rule 144A securities have developed. Because there is a more limited market for Rule 144A securities than for publicly traded securities, the Fund may encounter difficulties in valuing and transacting in Rule 144A securities.

23

More About the Funds

Principal Risks

Micro- and small-capitalization risk (Micro Cap Equity, Value Opportunities, Small Cap Growth). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition the securities of micro/small cap companies have historically been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of micro/small cap companies to changing economic conditions. Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements.

Small cap companies may:

•	Lack depth of management.
•	Lack a proven track record.
•	Be unable to generate funds necessary for growth or development.
•	Be developing or marketing new products or services for which markets are not yet established and may never become established.
•	Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. Because micro-capitalization companies are the smallest of the small cap companies, the risks described above are even greater for investments in micro-capitalization companies.

Foreign risk (Value Opportunities, High Yield Bond).

Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

•	Country. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund’s securities that trade in that country. These movements will affect the Fund’s share price and the Fund’s performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

•	Foreign markets. A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

•	Governmental supervision and regulation/accounting standards. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund’s portfolio manager(s) to completely and accurately determine a company’s financial condition.

•	Currency. Some of the Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

24

Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds’ assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of NorthPointe Capital, LLC, subadviser for the Gartmore Value Opportunities Fund. GMF was organized in 1999 and advises mutual funds. As of June 30, 2004, GMF and its affiliates had approximately $39 billion in assets under management, including approximately $22 billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund’s average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2003 (including any fees paid to a subadviser), expressed as a percentage of a Fund’s average daily net assets and not taking into account any applicable waivers, were as follows:

Fund	Fee
Gartmore Micro Cap Equity Fund	1.25%
Gartmore Convertible Fund*	0.65%
Gartmore Value Opportunities Fund	0.70%
Gartmore High Yield Bond Fund	0.55%
Gartmore Small Cap Growth Fund	0.95%
_____________
*	Effective June 29, 2004, the Fundadopted the following management fee: 0.65% on assets up to $500 million; 0.60% on assets of $500 million and more but less than $1 billion; and 0.55% for assets of $1 billion and more. Prior to that time, the Fund paid a flat fee of 0.65% of its average daily net assets.

Portfolio Manager - Gartmore Micro Cap Equity Fund

Carl P. Wilk, CFP, is the portfolio manager of the Fund. Mr. Wilk joined GMF in April 2002. Prior to April 2002, Mr. Wilk was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed Munder’s Small Company Focus style for institutional and wrap accounts for Munder Capital Management.

Portfolio Management Team - Gartmore Convertible Fund

GMF takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one portfolio manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

Jeremiah O’Grady has over 35 years of investment management experience, specializing in convertible securities. Mr. O’Grady joined GMF in August 2002. Prior to joining GMF Mr. O’Grady founded and was President of CODA Capital Management. Mr. O’Grady was an executive vice president of Jeffries & Company in New York for 11 years during which where he established Jeffries & Company’s Convertible Securities Department.

Charles Wright has been active in the securities and investment industry for ten years. Prior to joining Gartmore in 1999, Mr. Wright was a portfolio manager for Palomar Capital Management, a division of Pilgrim Baxter & Associates, for six years.

Sean George is primarily responsible for analyzing convertible securities for the Fund. From September 2000 to June 2002, Mr. George was earning his M.B.A. from the University of Chicago Graduate School of Business. From September 1996 to July 2000, Mr. George was an international finance manager at Sterling Software where he was responsible for financial reporting, strategic planning, foreign accounting translation and determining credit terms for foreign distributors.

Christopher O’Grady is responsible for securities trading for the Fund. Mr. O’Grady has been active in the securities and investment industry for 12 years. Prior to joining Gartmore in June 2002, Mr. O’Grady was a vice president at Bank of America Securities beginning September 1999, where he provided equity research coverage to the institutional investment community. From August 1993 until August 1999, Mr. O’Grady was Vice President of Institutional Sales at First Boston.

Portfolio Manager - Gartmore High Yield Bond Fund

Karen Bater is the portfolio manager of the Fund. Ms. Bater joined GMF in May 2000 and began co-managing the Fund in January 2001. She took over sole responsibility for managing the Fund on October 18, 2002. Prior to joining GMF, Ms. Bater was the senior portfolio manager for Enhanced Yield Products at First Union Bank N.A. (1986-2000) and a portfolio manager for Vestaur Securities (1998-2000) at First Union Bank, N.A.

Subadviser - Gartmore Value Opportunities Fund

Subject to the supervision of GMF and the Trustees, NorthPointe Capital, LLC ("NorthPointe") manages the Fund’s assets in accordance with the Fund’s investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Out of its management fee, GMF paid NorthPointe an annual subadvi-sory fee based on the Fund’s average daily net assets of 0.70%.

NorthPointe, 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084 is the subadviser for the Gartmore Value Opportunities Fund. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

Portfolio Managers - Gartmore Value Opportunities Fund

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

25

Management

Portfolio Manager - Gartmore Small Cap Growth Fund

Gil Knight is the leader of the portfolio management team responsible for day-to-day management of the Fund. Mr. Knight joined GMFCT in December 2003 from M&T Bank. Mr. Knight was the manager of the MTB Small Cap Growth Fund and a Senior Vice President of Allfirst Bank from 1995 until the acquisition of Allfirst Bank by M&T Bank on April 1, 2003. Mr. Knight has more than 30 years of experience in the investment industry.

Prior Performance of the Portfolio Manager

Gil Knight, the Fund’s portfolio manager was primarily responsible for managing another mutual fund with investment objectives and strategies that are substantially similar, but not necessarily identical, to those of the Fund. He was the portfolio manager for the ARK Small Cap Equity Portfolio (the "Prior Fund") from September 1, 1996 until May 31, 2003 and was co-portfolio manager for the Prior Fund for periods prior to and after these dates. In August 2003, the assets and liabilities of the Prior Fund were acquired by the MTB Small Cap Growth Fund, a shell portfolio, which acquired the Prior Fund’s accounting and performance history. The prior performance for the Prior Fund described below reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses. The Prior Fund’s performance is shown for the Institutional Class Shares which were in existence for the longest period of time; the expenses of the Institutional Class Shares were lower than the expenses of each of the classes of the Fund and do not reflect the deduction of any sales charges, which are applicable for the Class A, Class B and Class C shares of the Fund. If these higher expenses and any applicable sales charges were deducted, the performance of the Prior Fund would have been lower.

ARK Small Cap Equity Fund - Institutional Class Shares

		Russell
	Annualized	2000
	Total	Growth
	Return	Index
1 year ending May 31, 2003	-20.32%	-9.59%
5 years ending May 31, 2003	13.99%	-4.42%
Period from September 1, 1996 until May 31, 2003	11.71%	-0.12%

The performance information about the Prior Fund has been included for comparison purposes and GMF believes that it is representative of Mr. Knight’s prior investment performance, BUT THIS MUTUAL FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

Also included for comparison are performance figures for the Russell 2000 Growth Index, an unmanaged index that measures the performance of equity securities of small capitalization companies. The securities found in the Russell 2000 Growth Index are similar, but not identical, to those in the Fund’s portfolio, as well as those found in the Prior Fund.

The performance of the Prior Fund when managed by Mr. Knight may not be comparable to the performance of the Fund because of the following differences:

•	brokerage commissions and dealer spreads
•	expenses (including management fees)
•	the size of the investment in a particular security in relation to the portfolio size
•	the timing of purchases and sales (including the affect of market conditions at that time) • the timing of cash flows into the portfolio
•	the availability of cash for new investments.

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance is based on information from Lipper, Inc. The Fund believes that it is reliable, but the Fund has not independently verified it.

26

Buying, Selling and Exchanging Fund Shares

Choosing a Share Class

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

•	Class A shares

Contingent Deferred Sales Charge (CDSC)1:

•	Class B shares if you sell your shares within six years of purchase
•	Class C shares if you sell your shares within one year of purchase No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds’ distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A, and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (Institutional Service Class or Institutional Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

When choosing a share class, consider the following:
Class A shares	Class B shares	Class C shares
Front-end sales charge means that a	No front-end sales charge, so your full	No front-end sales charge, so your full
portion of your initial investment goes	investment immediately goes toward	investment immediately goes toward
toward the sales charge, and is	buying shares	buying shares
not invested

Reductions and waivers of the sales charge available	No reductions of the CDSC available, but waivers available	Like Class B shares, no reductions of the CDSC are available, but waivers of CDSC are available

Lower expenses than Class B and	Higher distribution and service fees than	Higher distribution and service fees than
Class C shares mean higher dividends per share	Class A and Class D shares mean higher fund expenses and lower dividends per share	Class A and Class D shares mean higher fund expenses and lower dividends per share

Conversion features are not applicable	After seven years, Class B shares convert into Class A shares, which reduces your future fund expenses	Unlike Class B shares, Class C shares do not automatically convert into another class

No sales charge when shares are	CDSC if shares are sold within six years:	CDSC of 1% is applicable if shares are sold in
sold back to a Fund[1]	5% in the first year, 4% in the second, 3% in the third and fourth years, 2% in the fifth, and 1% in the sixth year	the first year after purchase

No maximum investment limit	Investments of $100,000 or more may be rejected	Investments of $1,000,000 or more may be rejected[2]
______________________
[1]	A CDSC of up to 1.00% (0.75% for the Gartmore High Yield Bond Fund) may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder’s fee has been paid if the redemption is made within 18 months of the purchase.

[2]	This limit was calculated based on a one year holding period.

27

Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

How to Choose a Class for an Institutional Account

The Funds each offer Institutional Service Class and Class R shares and the Gartmore Micro Cap Equity Fund also offers Institutional Class shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

Who can buy Class R shares
Class R shares are available for purchase by:
•  401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.
Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.
Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, one-person Keogh plans or individual 403(b) plans, or through 529 Plan accounts.

Who can buy Institutional Service Class shares
The Institutional Service Class shares are available for purchase only by the following:
• retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
• retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
• a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
• registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
• life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

Who can buy Institutional Class shares
The Institutional Class shares are available for purchase only by the following:
•  funds of funds offered by the Distributor or other affiliates of the Trust
• retirement plans if no third party administrator for the plan receives compensation from the Funds
• institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
• a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

28

Buying, Selling and Exchanging Fund Shares

Who can buy Institutional Class shares (Continued)
• registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services
• high net-worth individuals who invest directly with a Fund and who do not utilize a broker, investment adviser or other financial intermediary

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds (or Institutional Class shares of the Gartmore Micro Cap Equity Fund), one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

Buying Shares

Purchase price. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund’s total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds’ administrator, or its agent, determines a price does not represent fair value, a Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund’s NAV.

Minimum Investments--Class A, B & C Shares
To open an account (per Fund)	$2,000
To open an IRA account (per Fund)	$1,000
Additional investments (per Fund)	$100
To start an Automatic Asset Accumulation Plan	$1,000
Additional Automatic Asset Accumulation Plan per transaction	$50
Minimum Investments--Institutional Service Class Shares
To open an account (per Fund)	$50,000
Additional investments	None
Minimum Investments--Institutional Class Shares
To open an account (per Fund) $1,000,000
Additional investments	None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

29

Buying, Selling and Exchanging Fund Shares

The Funds, to the extent that they hold foreign equity securities, will also value securities at the fair value in the circumstances described below. Generally, trading in foreign securities is completed each day at various times prior to the time a Fund’s NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Funds’ NAV is calculated, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Fund. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

In-kind purchases. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

Front-end Sales Charges

Class A shares

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

Class A shares	Sales Charge		Dealer
All Funds	as % of		Commission
(except Gartmore High Yield Bond Fund)		Amount	as % of
	Offering	Invested	Offering
Amount of purchase	Price	(approximately)	Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None*

Class A shares	Sales Charge		Dealer
Gartmore High Yield Bond Fund	as % of		Commission
		Amount	as % of
	Offering	Invested	Offering
Amount of purchase	Price	(approximately)	Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None*

*	Dealer may be eligible for a finder’s fee as disclosed below.

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

Class A Purchases not Subject to a Sales Charge

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% (0.75% on the Gartmore High Yield Bond Fund) if you redeem any Class A share sold without a sales charge and for which a finder’s fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder’s fee of up to 1.00% (0.75% on the Gartmore High Yield Bond Fund) on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder’s fee paid by the Distributor to the selling dealer.

30

Buying, Selling and Exchanging Fund Shares

If you are eligible to purchase Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

Reduction of Class A sales charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•	An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.
•	Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.
•	Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
•	No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
•	Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

Waiver of Class A sales charges

The Class A sales charges will be waived for the following purchasers:

•	Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
•	Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
•	Any person who pays for the shares with the proceeds of the Sales of Class D shares of a Gartmore Fund if the new Gartmore Fund purchased does not have Class D shares and Class A shares are purchased instead. To qualify for this specific sales charge waiver, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
•	Retirement plans.
•	Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
•	Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
•	Any investment advisory clients of GMF, GSACT and their affiliates.
•	Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional information regarding investors eligible for sales charge waivers may be found in the SAI.

  Any endowment or non-profit organization.
  Any life insurance company separate account registered as a unit investment trust.
  Any qualified pension or profit/sharing plan established by a Nationwide sales representative for himself/herself and his/her employees.
  Any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

31

Buying, Selling and Exchanging Fund Shares

Conversion of Class B shares

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

How to place your purchase order

Your order must be received by the Funds’ agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

By mail. Complete and mail the application with a check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

By bank wire. You can request that your bank transmit funds (federal funds) by wire to the Funds’ custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund’s NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

By telephone. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

On-line. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

Selling Shares

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent’s offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

32

Buying, Selling and Exchanging Fund Shares

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption in-kind.
The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund’s ability to make such a redemption in-kind, see the SAI.
Restrictions on sales

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

Medallion Signature Guarantee--Class A, Class B and Class C shares

A medallion signature guarantee is required under the following circumstances:

•	if your account address has changed within the last 10 business days, or
•	if the redemption check is made payable to anyone other than the registered shareholder, or
•	if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
•	if the proceeds are mailed to any address other than the address of record, or
•	if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

Class B shares

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

	1	2	3	4	5	6	7 years
Sale within	year	years	years	years	years	years	or more
Sales charge	5%	4%	3%	3%	2%	1%	0%

Class A shares

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of	$1 million	$4 million	$25 million
Purchase	to $3,999,999	to $24,999,999	or more
Amount of CDSC for High Yield Bond Fund	0.75%	0.50%	0.25%
Amount of CDSC for Other Funds	1.00%	0.50%	0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds’ prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

Class C shares

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

Waivers of CDSCs

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder’s death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70 1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

33

Buying, Selling and Exchanging Fund Shares

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

How to place your sale order

Your order must be received by the Funds’ agent in Columbus, Ohio or an authorized intermediary prior to the circulation of the Fund’s NAV to receive that day’s NAV.

Capital gains taxes
If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes --Selling and Exchanging Fund Shares" on page 39.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee--Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

By telephone. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day’s closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

By bank wire. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

By Automated Clearing House (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

By mail or fax. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund’s NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund’s NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

On-line. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this web-site at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

34

Buying, Selling and Exchanging Fund Shares

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, pur-chase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

Accounts with low balances--Class A, Class B and Class C shares

If the value of your Class A, Class B or Class C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

Distribution Plan

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

Distribution and service fees
Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class	As a % of daily net assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Institutional Service Class and Institutional Class shares pay no Rule 12b-1 fees.
Because these fees are paid out of the Funds’ assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

Exchanging Shares

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund’s minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Capital gains taxes
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes--Selling and Exchanging Fund Shares" on page 35.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

35

Buying, Selling and Exchanging Fund Shares

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

How to place your exchange order

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares--How to place your purchase order" on page 32 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund’s NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days’ written notice to shareholders.

Excessive Trading

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

•	Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund’s NAV may be rejected, and
•	Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

Each Gartmore Fund may also restrict purchases or exchanges that the Gartmore Funds or its agents believe, in their sole discretion, constitute excessive trading.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be rejected by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

Redemption Fees

Each of the Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days (5 days for the Gartmore High Yield Bond Fund and Convertible Fund). The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

Exchange Fees

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

36

Buying, Selling and Exchanging Fund Shares

		Minimum
	Exchange	Holding
Fund	Fee	Period (days)
Gartmore Emerging Markets Fund	2.00%	90
Gartmore Focus Fund	2.00%	30
Gartmore Global Financial Services Fund	2.00%	90
Gartmore Global Health Sciences Fund	2.00%	90
Gartmore Global Technology and
Communications Fund	2.00%	90
Gartmore Global Utilities Fund	2.00%	90
Gartmore International Growth Fund	2.00%	90
Gartmore U.S. Growth Leaders
Long-Short Fund	2.00%	90
Gartmore Nationwide Leaders Fund	2.00%	30
Gartmore Growth Fund	2.00%	30
Gartmore Nationwide Fund	2.00%	30
Gartmore U.S. Growth Leaders Fund	2.00%	30
Gartmore Worldwide Leaders Fund	2.00%	90
Gartmore Small Cap Growth Fund	2.00%	90
Gartmore Micro Cap Equity Fund	2.00%	90
Gartmore Mid Cap Growth Fund	2.00%	90
Gartmore Mid Cap Growth Leaders Fund	2.00%	90
Gartmore Large Cap Value Fund	2.00%	30
Gartmore Small Cap Fund	2.00%	90
Gartmore Value Opportunities Fund	2.00%	90
Gartmore High Yield Bond Fund	2.00%	5
Gartmore Bond Fund	2.00%	5
Gartmore Tax-Free Fund	2.00%	5
Gartmore Government Bond Fund	2.00%	5
Gartmore S&P 500 Index Fund	2.00%	5
Gartmore International Index Fund	2.00%	5
Gartmore Mid Cap Market Index Fund	2.00%	5
Gartmore Small Cap Index Fund	2.00%	5
Gartmore Bond Index Fund	2.00%	5

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Exceptions to the Redemption/Exchange Fee. Only certain intermediaries have agreed to collect the Fund’s redemption or exchange fee from their customer’s accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

•	Certain broker wrap fee and other fee-based programs
•	Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers’ accounts; and
•	Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers’ accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

•	Shares sold or exchanged under regularly scheduled withdrawal plans
•	Shares purchased through reinvested dividends or capital gains
•	Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder’s determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
•	Shares sold in connection with mandatory withdrawals from traditional IRAs after age 7012 years and other required distributions from retirement accounts
•	Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction
•	Shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

Additional shareholder services

Shareholders are entitled to a wide variety of services by contacting:
Gartmore Funds    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

37

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

Distributions of Income Dividends

Each quarter, the Gartmore Micro Cap Equity, Gartmore Mid Cap Growth Leaders and Gartmore Value Opportunities Funds each distribute any available income dividends to shareholders. The Gartmore High Yield Bond Fund declares dividends daily and distributes them monthly. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

The following applies to Fund shareholders other than those in the Gartmore High Yield Bond Fund: (i) for individuals, a portion of the income dividends paid to you may be qualified dividend income eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met; and (ii) for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction. For shareholders in the Gartmore High Yield Bond Fund, income dividends will neither be qualified dividend income for individuals nor eligible for the corporate dividend-received deduction, as such dividends are primarily derived from investments earning interest income.

Distributions of Capital Gains

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"Buying a Dividend"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

Reinvesting Distributions

Changing your distribution option If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

38

Distributions and Taxes

Selling and Exchanging Fund Shares

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

Other Tax Information

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

39

Financial Highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or, if the Fund or a class has not been in operation for the past five years, for the life of the Fund or a class. (Financial highlights tables are not included for Gartmore Small Cap Growth Fund and Gartmore Convertible Fund because they do not yet have one full year of financial history). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information for the years ended October 31, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds’ financial statements, are included in the Trust’s annual reports, which are available upon request. All other information has been audited by other auditors.

40

Financial Highlights

Gartmore Micro Cap Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (Loss )	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Class A Shares
Period Ended October 31, 2002 (d) (e)	$10.00	(0.04)	(1.32)	(1.36)
Year Ended October 31, 2003	$8.64	(0.02)	7.29	7.27

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.06)	7.19	7.13

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	(1.33)	(1.39)
Year Ended October 31, 2003	$8.61	(0.05)	7.20	7.15

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32

Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	(1.33)	(1.36)
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32

	Net Asset Value, End of Period	Total Return (a	)	Net Assets at End of Period (000s	)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
Class A Shares
Period Ended October 31, 2002 (d) (e)	$8.64	(13.60%) (f	)	$310		1.80% (g	)	(1.32%) (g	)
Year Ended October 31, 2003	$15.91	84.14%		$17,023		1.82%		(1.32%)

Class B Shares
Period Ended October 31, 2002 (d)	$8.61	(13.90%) (f	)	$43		2.55% (g	)	(2.04%) (g	)
Year Ended October 31, 2003	$15.74	82.81%		$1,611		2.54%		(2.08%)

Class C Shares
Period Ended October 31, 2002 (d)	$8.61	(13.90%) (f	)	$43		2.55% (g	)	(2.04%) (g	)
Year Ended October 31, 2003	$15.76	83.04%		$5,609		2.54%		(2.04%)

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$8.64	(13.60%) (f	)	$43		1.55% (g	)	(1.04%) (g	)
Year Ended October 31, 2003	$15.96	84.72%		$80		1.55%		(1.15%)

Institutional Class Shares
Period Ended October 31, 2002 (d)	$8.64	(13.60%) (f	)	$1,556		1.55% (g	)	(1.04%) (g	)
Year Ended October 31, 2003	$15.96	84.72%		$2,873		1.55%		(1.15%)

	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss (Prior to Reimbursements to Average Net Assets (b	) ) )	Portfolio Turnover (c )
Class A Shares
Period Ended October 31, 2002 (d) (e)	8.73% (g	)	(8.25%) (g	)	56.08%
Year Ended October 31, 2003	2.26%		(1.76%)		104.50%

Class B Shares
Period Ended October 31, 2002 (d)	8.46% (g	)	(7.95%) (g	)	56.08%
Year Ended October 31, 2003	2.99%		(2.52%)		104.50%

Class C Shares
Period Ended October 31, 2002 (d)	8.46% (g	)	(7.95%) (g	)	56.08%
Year Ended October 31, 2003	2.90%		(2.40%)		104.50%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	7.45% (g	)	(6.94%) (g	)	56.08%
Year Ended October 31, 2003	2.40%		(2.00%)		104.50%

Institutional Class Shares
Period Ended October 31, 2002 (d)	7.46% (g	)	(6.95%) (g	)	56.08%
Year Ended October 31, 2003	2.40%		(2.00%)		104.50%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	Not annualized
(g)	Annualized.

41

Financial Highlights

Gartmore Value Opportunities Fund

		Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Distributions Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	--	2.38	2.44	(0.07)	--	(0.07)	$12.37	24.38% (f)	$2,460	1.35% (g)	0.62% (g)	6.59% (g)	(4.62%) (g)	119.39%
Year Ended October 31, 2001	$12.37	0.10	--	(0.20)	(0.10)	(0.10)	--	(0.10)	$12.17	(0.87%)	$10,789	1.35%	0.69%	2.07%	(0.03%)	139.75%
Year Ended October 31, 2002	$12.17	0.05	0.01	(0.98)	(0.92)	(0.05)	(0.15)	(0.20)	$11.05	(7.75%)	$9,766	1.31%	0.39%	1.48%	0.22%	108.62%
Year Ended October 31, 2003	$11.05	0.03	--	3.42	3.45	(0.03)	--	(0.03)	$14.47	31.32%	$12,156	1.30%	0.20%	1.41%	0.09%	90.02%

Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.01	--	2.37	2.38	(0.02)	--	(0.02)	$12.36	23.79% (f)	$751	1.95% (g)	0.10% (g)	7.70% (g)	(5.65%) (g)	119.39%
Year Ended October 31, 2001	$12.36	0.02	--	(0.20)	(0.18)	(0.02)	--	(0.02)	$12.16	(1.45%)	$2,708	1.95%	0.09%	3.06%	(1.02%)	139.75%
Year Ended October 31, 2002	$12.16	(0.03)	0.01	(0.98)	(1.00)	(0.01)	(0.15)	(0.16)	$11.00	(8.39%)	$2,362	1.98%	(0.28%)	2.22%	(0.52%)	108.62%
Year Ended October 31, 2003	$11.00	(0.06)	--	3.40	3.34	--	--	--	$14.34	30.39%	$2,641	2.00%	(0.49%)	2.12%	(0.60%)	90.02%

Class C Shares
Period Ended October 31, 2001 (e)	$13.08	0.01	--	(0.93)	(0.92)	(0.03)	--	(0.03)	$12.13	(7.08%) (f)	$108	1.95% (g)	(0.01%) (g)	3.29% (g)	(1.35%) (g)	139.75%
Year Ended October 31, 2002	$12.13	(0.03)	0.01	(0.97)	(0.99)	(0.01)	(0.15)	(0.16)	$10.98	(8.31%)	$133	1.99%	(0.30%)	2.23%	(0.54%)	108.62%
Year Ended October 31, 2003	$10.98	(0.04)	--	3.37	3.33	--	--	--	$14.31	30.35%	$342	2.00%	(0.56%)	2.09%	(0.65%)	90.02%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.07	--	2.40	2.47	(0.05)	--	(0.05)	$12.42	24.72% (f)	$4,441	1.00% (g)	0.98% (g)	5.99% (g)	(4.01%) (g)	119.39%
Year Ended October 31, 2001	$12.42	0.13	--	(0.19)	(0.06)	(0.12)	--	(0.12)	$12.24	(0.49%)	$10,130	1.00%	1.07%	1.81%	1.26%	139.75%
Year Ended October 31, 2002	$12.24	0.07	0.01	(0.98)	(0.90)	(0.07)	(0.15)	(0.22)	$11.12	(7.56%)	$11,022	1.16%	0.52%	1.40%	0.28%	108.62%
Year Ended October 31, 2003	$11.12	0.04	--	3.44	3.48	(0.04)	--	(0.04)	$14.56	31.39%	$21,670	1.20%	0.27%	1.30%	0.16%	90.02%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized
(g) Annualized

42

Financial Highlights

Gartmore High Yield Bond Fund
	Investment Activities				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.86	(2.04)	(1.18)	(0.86)	(0.86)	$7.96	(12.48%) (f)	$2,804	0.95% (g)	12.35% (g)	1.15% (g)	12.15% (g)	76.93%
Year Ended October 31, 2001	$7.96	0.84	(1.10)	(0.26)	(0.84)	(0.84)	$6.86	(3.59%)	$2,801	0.95%	11.10%	1.11%	10.94%	83.79%
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)	(0.61)	(0.61)	$5.99	(4.27%)	$2,002	0.97%	9.20%	1.09%	9.08%	93.27%
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45	(0.56)	(0.56)	$6.88	25.18%	$4,028	1.02%	8.47%	1.10%	8.39%	104.54%

Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.80	(2.04)	(1.24)	(0.80)	(0.80)	$7.96	(13.02%) (f)	$188	1.70% (g)	13.09% (g)	3.46% (g)	11.33% (g)	76.93%
Year Ended October 31, 2001	$7.96	0.78	(1.10)	(0.32)	(0.78)	(0.78)	$6.86	(4.31%)	$244	1.70%	10.35%	2.43%	9.62%	83.79%
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)	(0.56)	(0.56)	$5.98	(5.11%)	$355	1.70%	8.46%	1.83%	8.33%	93.27%
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41	(0.52)	(0.52)	$6.87	24.36%	$764	1.69%	7.81%	1.78%	7.73%	104.54%

Class C Shares
Period Ended October 31, 2001 (e)	$8.07	0.40	(1.21)	(0.81)	(0.40)	(0.40)	$6.86	(10.15%) (f)	$5	1.70% (g)	10.05% (g)	8.58% (g)	3.17% (g)	83.79%
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)	(0.56)	(0.56)	$5.99	(4.96%)	$53	1.70%	8.55%	1.97%	8.28%	93.27%
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41	(0.52)	(0.52)	$6.88	24.32%	$2,986	1.71%	7.45%	1.77%	7.39%	104.54%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.87	(1.99)	(1.12)	(0.87)	(0.87)	$8.01	(11.80%) (f)	$88,639	0.70% (g)	11.46% (g)	0.83% (g)	11.33% (g)	76.93%
Year Ended October 31, 2001	$8.01	0.87	(1.10)	(0.23)	(0.86)	(0.86)	$6.92	(3.19%)	$85,885	0.70%	11.30%	0.76%	11.24%	83.79%
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)	(0.63)	(0.63)	$6.04	(4.12%)	$82,967	0.70%	9.38%	0.79%	9.29%	93.27%
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48	(0.58)	(0.58)	$6.94	25.51%	$106,278	0.70%	8.87%	0.78%	8.79%	104.54%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

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Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)
•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
•	Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

For additional information contact:

By Regular Mail:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

By Overnight Mail:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour access:
1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds’ website at www.gartmorefunds.com.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:

In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:
Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:
www.sec.gov

By electronic request:
publicinfo@sec.gov

The Trust’s Investment Company Act File No.: 811-08495

GG-0011 9/04

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205